UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   June 28, 2006

                           Frequency Electronics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                      1-8061                 11-1986657
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(State or Other Jurisdiction     (Commission File Number)   (IRS Employer
    of Incorporation)                                      Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, New York              11553
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   (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:   (516) 794-4500

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On June 28, 2006, the Board of Directors of Frequency Electronics, Inc. (the "Company") approved the transfer of the listing of the Company's common stock, $1.00 par value, to the Nasdaq Global Market from the American Stock Exchange. The Company issued a press release announcing the transfer on July 13, 2006, and on July 14, 2006, the Company announced that it anticipates that its common stock will continue trading on the American Stock Exchange through July 31, 2006 and that trading on the Nasdaq Global Market will commence on August 1, 2006, under the ticker symbol FEIM.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Frequency Electronics, Inc.

                                           By:/s/ Alan Miller
                                           ------------------
                                            Name: Alan Miller
                                           Title: Chief Financial Officer
                                                  and Treasurer


Date:  July 31, 2006